Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25D

FIFTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	In exchange for deployment of Workforce in the markets in which it is used as of the Effective Date of the Agreement through December, 2014:

1.1 CSG agrees to provide implementation for up to and including *** (*) *********** ******* (**) at ** **** to Customer (excluding Reimbursable Expenses, if any) subject to terms and conditions for such implementation (including the implementation timeframes) to be set forth in a mutually agreeable statement(s) of work executed by the parties (standard timeframe of a Workforce Express implementation is *** ******* ****** (***) ****);

1.2CSG agrees to provide up to ***** (*) ** consolidations at ** **** to Customer (excluding Reimbursable Expenses, if any)subject to terms and conditions for such consolidations ( including consolidation timeframes) to be set forth in a mutually agreeable statement(s) of work, executed by the parties; and

1.3CSG agrees to create new Workforce Express "site" structures, for a maximum of *** (*) Customer Workforce Express ******** at ** **** to Customer (excluding Reimbursable Expenses, if any), provided that the creation of such new site structures (including timeframes) will be described in detail in a mutually agreeable statement(s) of work, executed by the parties.

2.	Note 3 in Schedule F, III. CSG Licensed Products, Section A. Workforce Management, is deleted in its entirety and replaced as follows:

"Note 3: Customer agrees to deploy Workforce through December 2014 in the markets in which it is used, as of the Effective Date
(the “WFX Territory”)."

3.The following sentence shall be inserted after the final sentence in Note 6 in Schedule F, III. CSG Licensed Products, Section A. Workforce Management:

Notwithstanding and without limiting or otherwise abrogating Customer’s obligations to pay the BSC for Connected Subscribers, except for charges or fees related to implementation, development or future products and services there shall be ** *********** ********* ********** ******* **** for/with respect to any Connected Subscribers in ****** ** *** *** ***** ** ******* ***** ********* ** ******** after the Conversion Date.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph R. Stackhouse	By: /s/ Robert M. Scott
Title: SVP Customer Ops	Title: EVP
Name: Joseph R. Stackhouse	Name: Robert M. Scott
Date: 8-5-09	Date: 8/10/09